UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2017 (June 14, 2017)

Oxford Industries, Inc.
(Exact name of registrant as specified in its charter)

Georgia	001-04365
(State or other jurisdiction of incorporation)	(Commission File Number)

999 Peachtree Street, N.E., Suite 688, Atlanta, GA
(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 659-2424

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ⃞
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ⃞

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 14, 2017, the Board of Directors (the “Board”) of Oxford Industries, Inc. (the “Company”) amended the Company’s Bylaws to reduce the number of members on the Board to nine (9) persons effective June 15, 2017. The reduction was in recognition of the reduced membership on the Board after the retirement of Mr. J. Reese Lanier at the Company’s 2017 Annual Meeting of Shareholders earlier that day.

The Company’s Bylaws, as restated to reflect the amendment, is filed with this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

As noted in Item 5.03, on June 14, 2017, the Company held its 2017 Annual Meeting of Shareholders. At the meeting, shareholders voted on the following items:

Proposal 1: All of the nominees for director were elected to serve on the Board for a three year term expiring in 2020 and until their respective successors are elected and qualified. The results of the election were as follows:

Name	For	Against	Abstain	Broker Non-Vote
Dennis M. Love	14,581,169	43,496	16,654	1,307,098
Clyde C. Tuggle	14,276,305	348,360	16,654	1,307,098
E. Jenner Wood III	14,254,237	370,428	16,654	1,307,098

Proposal 2: The Company’s shareholders approved the selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for fiscal 2017. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
15,873,016	57,656	17,745	N/A

Proposal 3: The Company’s shareholders approved, on an advisory basis, a resolution regarding the compensation of the Company’s named executive officers. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
14,574,588	43,715	23,016	1,307,098

Proposal 4: The Company’s shareholders recommended, on an advisory basis, that the Company hold future advisory votes on executive compensation annually, or every one year. The results of the advisory vote were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Vote
12,271,671	21,783	2,323,563	24,302	1,307,098

In accordance with the recommendation of the Board and the voting results on this advisory proposal, the Board has determined that the Company will hold an advisory vote on executive compensation annually, or every one year.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number
3.1	Amended and Restated By-Laws of Oxford Industries, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OXFORD INDUSTRIES, INC.
June 15, 2017	/s/ Thomas E. Campbell
Name: Thomas E. Campbell
Title: Executive Vice President - Law & Administration, General Counsel and Secretary